Exhibit 99.77O

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                    UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Universal Hospital - 91359PAD2

3.    Date of Purchase: 5/22/07

4.    Underwriter from whom purchased: Bear Stearns & Co. Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6. Aggregate principal amount of purchased (out of total offering): 6.44mm out of 230mm

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 10mm of 230mm

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 5/22/07

10.   Offering price at end of first day on which any sales were made: 101.

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

                                                                     YES   NO
                                                                     ---   ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Derek Schoenhofen                                        Date: 5/22/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Universal Hospital - 91359PAC4

3.    Date of Purchase: 5/22/07

4.    Underwriter from whom purchased: Bear Stearns & Co. Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6. Aggregate principal amount of purchased (out of total offering): 6.62mm out of 230mm

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 10mm of 230mm

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 5/22/07

10.   Offering price at end of first day on which any sales were made: 101.

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

                                                                     YES   NO
                                                                     ---   ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Derek Schoenhofen                                        Date: 5/22/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                    UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Community Health Systems

3.    Date of Purchase: 6/27/07

4.    Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      $73,260,000 out of $3,021,331,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $125,000,000 of $3,021,331,000

8.    Purchase price (net of fees and expenses): 99.294

9.    Date offering commenced: 6/27/07

10.   Offering price at end of first day on which any sales were made: 100

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales
            were made, at a price that was not more than the price
            paid by each other purchaser of securities in that
            offering or in any concurrent offering of the
            securities (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase required by laws
            to be granted to existing security holders of the
            Issuer) OR, if a rights offering, the securities were
            purchased on or before the fourth day preceding the
            day on which the rights offering terminated.             [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Derek Schoenhofen                                        Date: 6/28/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                    UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Windstream Regatta Holdings, Inc.

3.    Date of Purchase: 11/14/07

4.    Underwriter from whom purchased: JP Morgan Securities Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      $28,300,000 out of $210,500,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): ): $45,000,000 out of $210,500,000

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 11/14/07

10.   Offering price at end of first day on which any sales were made: 101

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Derek Schoenhofen                                       Date: 12/28/07

                                2